Disclosures about the Fair Value of Financial Instruments and Concentrations of Credit Risk (Tables)	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
Estimated Fair Values of Canon's Financial Instruments

The estimated fair values of Canon’s financial instruments at December 31, 2017 and 2016 are set forth below. The following summary excludes cash and cash equivalents, trade receivables, finance receivables, noncurrent receivables, short-term loans, trade payables and accrued expenses for which fair values approximate their carrying amounts. The summary also excludes investments and derivative instruments which are disclosed in Note 2 and Note 17, respectively.

	December 31
	2017		2016
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
	(Millions of yen)
Long-term debt, including current installments	(499,168)	(499,126)	(612,538)	(612,668)